LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EUROPEAN EQUITY FUND

July 23, 1998

Dear Shareholder:

In a period plagued by increased volatility in global equity markets, we are pleased to report that the J.P. Morgan European Equity Fund produced a strong return for the six-month period ended June 30, 1998. The fund, however, was unable to beat its benchmark, the MSCI Europe Index, as European equity markets ranked as the world's strongest performers for the six month period. The fund returned 23.75% for the period, compared to a 26.49% gain posted by the MSCI Europe Index.

The fund's net asset value increased from $13.35 per share on December 31, 1997 to $16.52 on June 30, 1998. The fund's net assets were approximately $17.3 million at the end of the reporting period. The net assets of The European Equity Portfolio, in which the fund invests, totaled approximately $38.7 million on June 30, 1998.

The report that follows includes an interview with Nigel F. Emmett, a member of the portfolio management team for The European Equity Portfolio. This interview is designed to answer commonly asked questions about the fund and elaborate on what happened during the reporting period.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . .1    FUND FACTS AND HIGHLIGHTS. . . . . . .6

FUND PERFORMANCE. . . . . . . . . .2    SPECIAL FUND-BASED SERVICES. . . . . .7

PORTFOLIO MANAGER Q&A . . . . . . .3    FINANCIAL STATEMENTS. . . . . . . . .10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                  TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                             ---------------------    ------------------------------
                                             THREE          SIX       ONE                 SINCE
AS OF JUNE 30, 1998                          MONTHS         MONTHS    YEAR                INCEPTION*
------------------------------------------------------------------    ------------------------------
J.P. Morgan European Equity Fund             4.42%          23.75%    33.91%              27.89%

MSCI Europe Index                            5.14%          26.49%    37.06%              30.17%

Lipper European Region Funds Average         6.30%          27.84%    33.00%              27.14%




* J.P. MORGAN EUROPEAN EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND FROM FEBRUARY 29, 1996 THROUGH MAY 13, 1996 (THE FUND'S INCEPTION).

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES EUROPEAN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with NIGEL F. EMMETT, VICE PRESIDENT, a portfolio manager with the International Equity Group. Nigel joined J.P. Morgan in 1997. Prior to J.P. Morgan, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a BA degree in Economics from Manchester University, is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a Chartered Financial Analyst. This interview was conducted on July 15, 1998 and reflects Nigel's views on that date.


EUROPEAN EQUITY MARKETS CONTINUE TO PERFORM STRONGLY. WHAT'S BEHIND EUROPE'S SUCCESS?

NFE: There are a number of factors driving the European return. First, at the economic level, domestic demand in Europe continues to improve -- at a faster rate than anyone really expected. So we are seeing the European economies rebound.

Over and above that, we're also seeing the benefits of restructuring, both past and current, which has positively impacted many major European corporations. For example, corporate restructuring provided plenty of positive headlines throughout the recent period. We saw a takeover bid for Belgium's Generale de Banque, a fight between BMW and Volkswagen for Rolls Royce, and a surprise bid by Daimler for Chrysler. All this activity persuaded investors that companies in Europe should continue to merge and rationalize. All in all, we believe such efforts should maintain Europe's positive sentiment in the equity market.

WHILE THE FUND PERFORMED QUITE POSITIVELY THROUGHOUT THE SIX-MONTH PERIOD, HOW DOES IT COMPARE TO ITS BENCHMARK, WITH THE MSCI EUROPE INDEX RECENTLY BEING SUCH A TOUGH BENCHMARK TO BEAT?

NFE: Although the fund has posted high absolute returns, it was not able to beat its benchmark for the most recent six-month reporting period. However, there were many things that went right for the portfolio, namely, successful stock-selection decisions. In the U.K., for instance, the fund benefited from overweight positions in Compass Group PLC, a corporate caterer which posted strong earnings growth, and Vodafone Group PLC, the cellular telephone operator which saw a broad upgrade of expectations by the market.

After a disappointing first quarter, Continental European stock selection improved throughout the last three months of the reporting period. The benefits of corporate restructuring continued to be seen in the portfolio through Vivendi, the French telecommunication and utility company, which has performed well as its management continued to refocus the mobile phone division, and dispose of its non-core operations. Detracting from the fund's performance, however, were country-allocation decisions.

WHAT IMPACT WILL EUROPEAN ECONOMIC & MONETARY UNION (EMU) HAVE ON EUROPE'S EQUITY MARKETS?

NFE: We have already seen many changes as a result of the movement toward EMU. European equity markets have become more correlated with each other, meaning, they are behaving more and more like one big European market, rather than smaller, separate ones. Going forward, we expect this correlation to get stronger. As a result, investment managers are increasingly being called upon to view Europe as a region, rather than as a collection of nation states.

CAN YOU ELABORATE?

NFE: Before the strong push for EMU, each of the European countries were more autonomous. While most of the countries were members of the European Union (EU) and their currencies were controlled by the criteria of the exchange-rate mechanism (ERM), the European governments still acted relatively independent of each other with regard to fiscal and monetary policy. From an investment standpoint, the separate countries required separate analysis. And investing in Europe was primarily a matter of country choice; a matter of finding the stocks in the countries where you wanted to invest.

One of the major rationales behind EMU, however, is to move the separate European economies closer together. The common currency, the Euro, will largely facilitate this -- one money, one market. However, the creation of the European Central Bank (ECB) will also help Europe's union. All these factors will continue to move Europe's separate markets more toward one cohesive region.

WHY IS THIS SIGNIFICANT FOR INVESTORS?

NFE: This is significant for investors because the perspective to invest in Europe in the future will then have to change. A converging Europe has created a different Europe, which requires a different research approach. The new Europe now makes individual company analysis far more important than country analysis.

Already, we have altered our approach to better invest in a different Europe. We analyze hundreds of European companies and rank them against each other according to their industry -- not their country. The most undervalued securities from each industry are then selected for the portfolio, regardless of their country.

WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AS WE MOVE INTO THE SECOND HALF OF 1998?

NFE: In Europe, returns have been so strong in recent years that valuations are now at record historical levels, although not extreme in comparison to the current valuations of equities in the U.S. However, Asian economic weakness has recently affected sentiment for European companies exposed to the region. Also, the surprise interest-rate hike from the Bank of England in June has left U.K. equities exposed to a higher risk of weakness in that domestic economy.

On the positive front, however, there seems to be little upwards pressure on interest rates elsewhere in Europe. Also, in Continental Europe we expect more good news from the corporate sector: domestic economies are recovering and restructuring, and will probably continue to do so for several more years. Even in the U.K., there are a number of factors that will likely support current price levels. High institutional cash holdings could provide support, and share buybacks are likely to continue. We believe there is also room for greater industry restructuring in the U.K.; more mergers are likely in the future.

So overall, despite already high price levels throughout Europe, our outlook for the region remains positive. Going into the second half of 1998, we expect to maintain the portfolio's overweight positions in Continental Europe, with an emphasis on France and Germany, and an underweight position in the U.K.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in fourteen European countries. As an international investment, the fund is subject to foreign market, political and currency risks.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
5/13/96

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 6/30/98
$17,261,767

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 6/30/98
$38,664,100

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annualized expense ratio of 1.42% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF JUNE 30, 1998

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

UNITED KINGDOM                               29.9%

GERMANY                                      15.9%

FRANCE                                       12.0%

SWITZERLAND                                   8.8%

NETHERLANDS                                   6.8%

SWEDEN                                        3.7%

ITALY                                         3.3%

SPAIN                                         2.1%

SHORT-TERM AND OTHER INVESTMENTS             17.5%



                                                  % OF TOTAL
LARGEST HOLDINGS                                  INVESTMENTS
-------------------------------------------------------------
UBS AG (SWITZERLAND)                                 2.8%

LLOYDS TSB GROUP PLC (UNITED KINGDOM)                2.3%

NESTLE SA (SWITZERLAND)                              2.2%

VIVENDI (FRANCE)                                     2.1%

GLAXO WELLCOME PLC (UNITED KINGDOM)                  2.0%

MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT
   AG (GERMANY)                                      1.7%

ING GROEP NV (NETHERLANDS)                           1.6%

PARIBAS (FRANCE)                                     1.5%

TELECOM ITALIA SPA-RNC (ITALY)                       1.4%

RWE AG (GERMANY)                                     1.4%

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives.

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

- make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.


IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; prospective investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                     THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $17,208,117
Receivable for Shares of Beneficial Interest Sold       46,203
Receivable for Expense Reimbursements                    4,570
Deferred Organization Expenses                             241
Prepaid Expenses and Other Assets                       33,814
                                                   -----------
    Total Assets                                    17,292,945
                                                   -----------
LIABILITIES
Shareholder Servicing Fee Payable                        3,385
Payable for Shares of Beneficial Interest
  Redeemed                                               2,514
Administrative Services Fee Payable                        386
Accrued Trustees' Fees and Expenses                        108
Administration Fee Payable                                  24
Fund Services Fee Payable                                   13
Accrued Expenses                                        24,748
                                                   -----------
    Total Liabilities                                   31,178
                                                   -----------
NET ASSETS
Applicable to 1,045,013 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $17,261,767
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $16.52
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $16,051,324
Undistributed Net Investment Income                    115,758
Accumulated Net Realized Gain on Investment and
  Foreign Currency Transactions                        160,095
Net Unrealized Appreciation of Investment and
  Foreign Currency Translations                        934,590
                                                   -----------
    Net Assets                                     $17,261,767
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $35,016)                                 $  157,784
Allocated Interest Income (Net of Foreign
  Withholding Tax of $136)                                        33,399
Allocated Portfolio Expenses (Net of
  Reimbursement of $23,177)                                      (48,503)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                  142,680
FUND EXPENSES
Shareholder Servicing Fee                          $ 13,166
Transfer Agent Fees                                  10,952
Registration Fees                                     8,961
Printing Expenses                                     6,835
Professional Fees                                     5,612
Administrative Services Fee                           1,536
Fund Services Fee                                       150
Administration Fee                                      115
Line of Credit Expense                                   59
Amortization of Organization Expenses                    41
Insurance Expense                                        14
Miscellaneous                                           560
                                                   --------
    Total Fund Expenses                              48,001
Less: Reimbursement of Expenses                     (21,723)
                                                   --------
NET FUND EXPENSES                                                 26,278
                                                              ----------
NET INVESTMENT INCOME                                            116,402
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                 727,235
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                       805,425
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $1,649,062
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    116,402   $         32,567
Net Realized Gain on Investment and Foreign
  Currency Transactions Allocated from Portfolio        727,235            633,126
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Translations
  Allocated from Portfolio                              805,425             (6,115)
                                                   ------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                      1,649,062            659,578
                                                   ------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        --            (23,767)
Net Realized Gain                                            --           (232,832)
                                                   ------------   -----------------
    Total Distributions to Shareholders                      --           (256,599)
                                                   ------------   -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     13,957,651          7,854,918
Reinvestment of Dividends and Distributions                  --            235,595
Cost of Shares of Beneficial Interest Redeemed       (3,176,688)        (5,733,707)
                                                   ------------   -----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                            10,780,963          2,356,806
                                                   ------------   -----------------
    Total Increase in Net Assets                     12,430,025          2,759,785
NET ASSETS
Beginning of Period                                   4,831,742          2,071,957
                                                   ------------   -----------------
End of Period (including undistributed net
  investment income of $115,758 and distributions
  in excess of net investment income of $644,
  respectively)                                    $ 17,261,767   $      4,831,742
                                                   ------------   -----------------
                                                   ------------   -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                                 FOR THE PERIOD
                                                                                                  MAY 13, 1996
                                                       FOR THE                                  (COMMENCEMENT OF
                                                   SIX MONTHS ENDED       FOR THE FISCAL         OPERATIONS) TO
                                                    JUNE 30, 1998           YEAR ENDED            DECEMBER 31,
                                                     (UNAUDITED)         DECEMBER 31, 1997            1996
                                                   ----------------   -----------------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         13.35    $                11.61    $         10.00
                                                   ----------------   -----------------------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.11                      0.10               0.01
Net Realized and Unrealized Gain on Investment
  and Foreign Currency                                        3.06                      2.45               1.60
                                                   ----------------   -----------------------   ----------------
Total from Investment Operations                              3.17                      2.55               1.61
                                                   ----------------   -----------------------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                           --                     (0.07)                --
Net Realized Gain                                               --                     (0.74)              0.00(a)
                                                   ----------------   -----------------------   ----------------
Total Distributions to Shareholders                             --                     (0.81)              0.00(a)
                                                   ----------------   -----------------------   ----------------

NET ASSET VALUE, END OF PERIOD                     $         16.52    $                13.35    $         11.61
                                                   ----------------   -----------------------   ----------------
                                                   ----------------   -----------------------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 23.75%(b)                  22.10%            16.10%(b)
Net Assets, End of Period (in thousands)           $        17,262    $                4,832    $         2,072
Ratios to Average Net Assets
  Expenses                                                    1.42%(c)                   1.42%             1.42%(c)
  Net Investment Income                                       2.21%(c)                   0.91%             0.29%(c)
  Expenses without Reimbursement                              2.27%(c)                   3.78%             2.50%(d)

------------------------
(a) Less than $0.01.

(b) Not Annualized.

(c) Annualized.

(d) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan European Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on May 13, 1996. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont European Equity Fund, respectively.

The fund invests all of its investable assets in The European Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 45% at June 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $5,800. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1998, the fee for these services amounted to $115.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended June 30, 1998, the fee for these services amounted to $1,536.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.42% of the average daily net assets of the fund through April 30, 1999. For the six months ended June 30, 1998, Morgan has agreed to reimburse the fund $21,723 for the expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended June 30, 1998, the fee for these services amounted to $13,166.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      Agreement with Schwab is terminated for reasons other than breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $150 for the six months ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $30.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,        FOR THE FISCAL
                                                       1998            YEAR ENDED
                                                   (UNAUDITED)     DECEMBER 31, 1997
                                                   ------------   --------------------
Shares sold......................................      879,844                593,735
Reinvestment of dividends and distributions......           --                 17,889
Shares redeemed..................................     (196,698)              (428,149)
                                                   ------------   --------------------
Net Increase.....................................      683,146                183,475
                                                   ------------   --------------------
                                                   ------------   --------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at June 30, 1998.

The European Equity Portfolio
Semi-annual Report June 30, 1998
(unaudited)
(The following pages should be read in conjunction with the J.P. Morgan European Equity Fund
Semi-annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCK (90.7%)
AUSTRIA (0.8%)
Bank Austria AG (Banking)........................        4,200   $    301,630
                                                                 ------------

BELGIUM (1.1%)
Delhaize-Le Lion SA (Retail).....................        1,650        115,292
PetroFina SA (Oil-Production)....................          800        328,406
                                                                 ------------
                                                                      443,698
                                                                 ------------

DENMARK (0.6%)
GN Store Nord A/S (Telecommunications-
  Equipment).....................................        5,000        152,683
Olicom A/S (Technology)+.........................        3,500         94,663
                                                                 ------------
                                                                      247,346
                                                                 ------------

FINLAND (0.3%)
Cultor Oyj (Food, Beverages & Tobacco)...........        3,000         48,118
UPM-Kymmene OYJ (Forest Products & Paper)........        2,400         66,053
                                                                 ------------
                                                                      114,171
                                                                 ------------

FRANCE (12.4%)
Air Liquide (Chemicals)..........................          656        108,501
Carrefour SA (Retail)............................          486        307,466
Compagnie de Saint Gobain SA (Building
  Materials).....................................        1,653        306,484
Elf Aquitaine SA (Oil-Services)..................        1,700        239,000
Lagardere S.C.A. (Multi - Industry)..............        3,950        164,441
Paribas (Financial Services).....................        5,615        600,875
PSA Peugeot Citroen (Automotive).................        1,605        345,103
Rhodia SA (Chemicals)+...........................        7,526        209,871
Sanofi SA (Pharmaceuticals)......................        3,545        416,884
SEITA (Food, Beverages & Tobacco)................        1,000         45,319
SGS Thomson Microelectronics NV (Electronics)+...        5,851        414,678
Societe Generale (Banking).......................        1,352        281,088
Total SA, B Shares (Oil-Services)................        3,511        456,439
Union des Assurances Federales (Insurance).......          367         57,848
Vivendi (Utilities)..............................        3,927        838,527
                                                                 ------------
                                                                    4,792,524
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

GERMANY (15.5%)
Adidas - Salomon AG (Apparels & Textiles)........        1,600   $    278,776
Allianz AG (Insurance)...........................          900        299,911
Bayer AG (Chemicals).............................        4,900        253,546
Bilfinger & Berger Bau AG (Construction &
  Housing).......................................        2,290         78,467
Continental AG (Automotive)......................       10,560        331,712
Degussa AG (Chemicals)...........................        1,500         95,982
Deutsche Bank AG (Banking).......................        5,200        439,615
Deutsche Lufthansa AG (Airlines).................       14,380        362,082
Dresdner Bank AG (Banking).......................        8,400        453,731
Fresenius Medical Care AG (Medical Supplies).....        2,000        125,205
Henkel KGaA (Chemicals)..........................          739         61,330
Karstadt AG (Retail).............................          500        243,070
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)....................................        1,400        694,945
RWE AG (Utilities)...............................        9,200        544,344
SAP AG (Computer Software).......................          750        454,978
Schering AG (Pharmaceuticals)....................        1,700        200,135
SGL Carbon AG (Chemicals)........................        1,650        192,146
Siemens AG (Electrical Equipment)................        7,500        457,678
SKW Trostberg AG (Chemicals).....................        1,500         54,016
VEBA AG (Utilities)..............................        2,400        161,349
Volkswagen AG (Automotive).......................          219        211,474
                                                                 ------------
                                                                    5,994,492
                                                                 ------------

IRELAND (1.0%)
CRH PLC (Building Materials).....................        5,565         78,942
Greencore Group PLC (Food, Beverages &
  Tobacco).......................................       16,647         90,557
Irish Life PLC (Insurance).......................       11,188        102,996
Jefferson Smurfit Group PLC (Forest Products &
  Paper).........................................       32,726         97,229
                                                                 ------------
                                                                      369,724
                                                                 ------------

ITALY (3.4%)
Assicurazioni Generali SPA (Insurance)...........       10,800        351,180
Istituto Bancario San Paolo di Torino
  (Banking)......................................       14,300        206,349

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
ITALY (CONTINUED)
Mediaset SPA (Broadcasting & Publishing).........       33,400   $    213,171
Telecom Italia SPA - RNC (Telecommunication
  Services)......................................      112,700        545,573
                                                                 ------------
                                                                    1,316,273
                                                                 ------------

NETHERLANDS (7.1%)
ASM Lithography Holding NV (Semiconductors)+.....        5,000        147,968
De Boer Unigro NV (Retail).......................        4,620        244,147
ING Groep NV (Financial Services)................        9,878        646,807
Koninklijke KPN NV (Telecommunications)..........        4,700        180,909
Moeara Enim Petroleum MIJ NV (Oil-Production)....           34         56,995
Moeara Enim Petroleum MIJ NV (New shares)
  (Oil-Production)...............................            5        111,591
Philips Electronics NV (Electronics).............        5,718        480,664
Royal Dutch Petroleum Co. (Oil-Services).........        6,398        354,777
TNT Post Group NV (Transport & Services)+........        2,200         56,238
Unilever NV (Food, Beverages & Tobacco)..........        4,000        317,369
Vedior NV (Business & Public Services)...........        2,003         56,623
Vendex NV (Retail)...............................        2,030         76,341
                                                                 ------------
                                                                    2,730,429
                                                                 ------------

NORWAY (1.0%)
Kvaerner PLC (Capital Goods).....................        1,400         47,436
Kvaerner PLC, Series B (Capital Goods)...........        2,000         61,771
Norsk Hydro ASA (Oil-Services)...................        3,200        140,743
Nycomed Amersham PLC (Biotechnology).............       18,370        136,455
                                                                 ------------
                                                                      386,405
                                                                 ------------

PORTUGAL (1.5%)
Banco Pinto & Sotto Mayor SA (Banking)+..........        8,800        218,428
Portugal Telecom SA (Telecommunications).........        7,200        381,594
                                                                 ------------
                                                                      600,022
                                                                 ------------
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

SPAIN (2.2%)
ACS, Actividades de Construccion y Servicios SA
  (Construction & Housing).......................        2,100   $     63,169
Hidroelectrica del Cantabrico SA (Electric)......          720         32,922
Iberdrola SA (Electric)..........................       29,495        479,734
Repsol SA (Gas Exploration)......................        3,263        180,105
Vallehermoso SA (Real Estate)....................        2,532         93,282
                                                                 ------------
                                                                      849,212
                                                                 ------------

SWEDEN (3.9%)
Autoliv, Inc. (SDR) (Automotive Supplies)........       10,210        326,466
Incentive AB, B Shares (Pharmaceuticals).........       14,000        256,303
Skandia Forsakrings AB (Insurance)...............       19,040        272,172
SKF AB, B Shares (Capital Goods).................        6,700        121,819
Stora Kopparbergs Bergslags Aktiebolag, A Shares
  (Forest Products & Paper)......................       18,200        286,409
Svenska Handelsbanken (Banking)..................        3,600        167,023
Volvo AB, Series B (Automotive)..................        2,019         60,126
                                                                 ------------
                                                                    1,490,318
                                                                 ------------

SWITZERLAND (9.1%)
ABB AG (Machinery)...............................          166        245,146
Holderbank Financiere Glarus AG (Building
  Materials).....................................           80        101,792
Nestle SA (Food, Beverages & Tobacco)............          410        877,406
Novartis AG (Pharmaceuticals)....................           95        158,082
Roche Holding AG (Pharmaceuticals)...............           54        530,277
UBS AG (Banking).................................        2,945      1,095,047
Zurich Versicherungs - Gesellschaft
  (Insurance)....................................          800        510,544
                                                                 ------------
                                                                    3,518,294
                                                                 ------------

UNITED KINGDOM (30.8%)
Barclays PLC (Banking)...........................        6,000        172,990
Bass PLC (Food, Beverages & Tobacco).............       11,018        206,447

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
UNITED KINGDOM (CONTINUED)
BAT Industries PLC (Food, Beverages & Tobacco)...       27,000   $    270,297
Billiton PLC (Metals & Mining)...................       79,400        160,962
British Airways PLC (Airlines)...................       17,000        183,944
British Petroleum Co. PLC (Oil-Services).........       11,256        164,143
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)..................................       31,100        223,388
British Telecommunications PLC
  (Telecommunications)...........................       34,800        429,672
BTR PLC (Capital Goods)..........................       24,562         69,669
Burmah Castrol PLC (Oil-Production)..............        4,900         87,316
Cable & Wireless PLC (Telecommunications)........       30,000        364,400
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco).......................................       13,000        201,179
Compass Group PLC (Food, Beverages & Tobacco)....        6,600         75,873
Diageo PLC (Food, Beverages & Tobacco)...........       33,070        391,759
General Electric Co. PLC (Electrical
  Equipment).....................................        8,500         73,251
Glaxo Wellcome PLC (Pharmaceuticals).............       26,500        795,432
Glynwed International PLC (Metals & Mining)......       34,421        141,568
Great Universal Stores PLC (Retail)..............       19,700        259,669
Hanson PLC (Building Materials)..................       37,200        226,083
HSBC Holdings PLC (75p) (Banking)................       18,800        477,104
Hyder PLC (Water)................................        4,116         64,692
Kingfisher PLC (Retail)..........................       14,900        239,905
Lloyds TSB Group PLC (Banking)...................       65,860        921,405
LucasVarity PLC (Automotive Supplies)............       73,700        292,665
MEPC PLC (Real Estate)...........................       16,800        147,722
MFI Furniture Group PLC (Household Products).....       98,892        104,776
National Power PLC (Electric)....................       15,796        148,646
Northern Rock PLC (Financial Services)...........       18,000        159,175
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
UNITED KINGDOM (CONTINUED)

Nycomed Amersham PLC (Biotechnology).............       12,204   $     90,867
Pilkington PLC (Building Materials)..............       84,900        156,529
PowerGen PLC (Electric)..........................        8,000        110,521
Premier Farnell PLC (Electronics)................       14,000         71,245
Prudential Corp. PLC (Insurance).................       23,600        310,878
Racal Electronic PLC (Telecommunications-
  Equipment).....................................       17,100         96,864
Rank Group PLC (Entertainment, Leisure &
  Media).........................................       29,600        162,485
Reed International PLC (Broadcasting &
  Publishing)....................................       23,000        207,995
Royal & Sun Alliance Insurance Group PLC
  (Insurance)....................................       30,000        310,091
Royal Bank of Scotland Group PLC (Banking).......       22,800        395,635
Sainsbury (J.) PLC (Retail)......................       33,407        297,649
Shell Transport & Trading Co. (Oil-Services).....       67,900        478,088
Smith & Nephew PLC (Medical Supplies)............       38,200         95,446
SmithKline Beecham PLC (Pharmaceuticals).........       27,000        329,537
Thomson Travel Group PLC (Entertainment, Leisure
  & Media)+......................................       18,000         56,162
Tomkins PLC (Multi - Industry)...................       41,400        224,669
Unilever PLC (Food, Beverages & Tobacco).........       22,600        240,578
Vickers PLC (Capital Goods)......................       30,100        110,488
Vodafone Group PLC (Telecommunications)..........       39,300        498,675
Wessex Water PLC (Water).........................       23,200        176,514
Zeneca Group PLC (Pharmaceuticals)...............       10,104        433,601
                                                                 ------------
                                                                   11,908,649
                                                                 ------------
  TOTAL COMMON STOCK (COST $31,611,744)..........                  35,063,187
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
PREFERRED STOCK (0.9%)
GERMANY (0.9%)
AXA Colonia Konzern AG (Insurance)...............          400   $     40,442
Jungheinrich AG (Machinery)......................          337         62,545
ProSieben Media AG (Broadcasting & Publishing)...        2,817        145,919
Volkswagen AG (Automotive).......................          130         89,594
                                                                 ------------
                                                                      338,500
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $334,103)..........                     338,500
                                                                 ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (11.5%)
TIME DEPOSITS--FOREIGN (11.0%)
State Street Bank Cayman Islands, 4.50% due
  07/01/98 (Banking).............................  $ 4,261,000      4,261,000
                                                                 ------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------

U.S. TREASURY OBLIGATIONS (0.5%)
United States Treasury Bills, 4.20% due 08/20/98
  (Government Obligations) (y)...................  $   210,000   $    208,547
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $4,469,547)...................................                   4,469,547
                                                                 ------------
TOTAL INVESTMENTS (COST $36,415,394) (103.1%).................
                                                                   39,871,234
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.1%).................
                                                                   (1,207,134)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 38,664,100
                                                                 ------------
                                                                 ------------

------------------------------
Note: Based on the cost of investments of $36,422,811 for federal income tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $4,314,893 and $866,470, respectively, resulting in net unrealized appreciation of $3,448,423. All securities are fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for future contracts. Total market value of securities segregated is $14,380,904.

+ - Non-income producing securities.

SDR - Swedish Depository Receipt.

(y) - Yield to maturity.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                        PORTFOLIO
                                                    -----------------
Banking...........................................        23.6%
Pharmaceuticals...................................         7.8%
Insurance.........................................         7.4%
Food, Beverages & Tobacco.........................         6.9%
Telecommunications................................         4.7%
Oil-Services......................................         4.6%
Retail............................................         4.5%
Utilities.........................................         3.9%
Financial Services................................         3.5%
Automotive........................................         2.6%
Chemicals.........................................         2.4%
Electronics.......................................         2.4%
Building Materials................................         2.2%
Broadcasting & Publishing.........................         2.0%
Electric..........................................         1.9%
Automotive Supplies...............................         1.5%
Oil-Production....................................         1.5%
Airlines..........................................         1.4%
Telecommunication Services........................         1.4%
Electrical Equipment..............................         1.3%
Computer Software.................................         1.1%
Forest Products & Paper...........................         1.1%
Capital Goods.....................................         1.0%
Multi-Industry....................................         1.0%
Machinery.........................................         0.8%
Metals & Mining...................................         0.8%
Apparels & Textiles...............................         0.7%
Biotechnology.....................................         0.6%
Medical Supplies..................................         0.6%
Real Estate.......................................         0.6%
Telecommunications-Equipment......................         0.6%
Water.............................................         0.6%
Entertainment, Leisure & Media....................         0.5%
Gas Exploration...................................         0.5%
Government Obligations............................         0.5%
Construction & Housing............................         0.4%
Semiconductors....................................         0.4%
Household Products................................         0.3%
Technology........................................         0.2%
Business & Public Services........................         0.1%
Transport & Services..............................         0.1%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $36,415,394 )           $39,871,234
Cash                                                       699
Foreign Currency at Value (Cost $1,014,597 )         1,006,108
Receivable for Investments Sold                        338,635
Dividends Receivable                                    59,712
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    50,455
Deferred Organization Expenses                           7,564
Receivable for Expense Reimbursement                     3,007
Prepaid Trustees' Fees                                   1,206
Interest Receivable                                        533
Prepaid Expenses and Other Assets                        4,165
                                                   -----------
    Total Assets                                    41,343,318
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    2,406,464
Custody Fee Payable                                    114,177
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                    85,477
Advisory Fee Payable                                    19,264
Variation Margin Payable                                10,219
Administrative Services Fee Payable                        846
Fund Services Fee Payable                                   29
Accrued Expenses                                        42,742
                                                   -----------
    Total Liabilities                                2,679,218
                                                   -----------
NET ASSETS
Applicable to Investors' Beneficial Interests      $38,664,100
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $77,474 )                                                  $  282,443
Interest Income (Net of Foreign Withholding Tax
  of $262 )                                                         73,933
                                                                ----------
    Investment Income                                              356,376
EXPENSES
Advisory Fee                                       $   77,150
Custodian Fees and Expenses                            49,473
Professional Fees and Expenses                         25,671
Printing Expenses                                       3,601
Administrative Services Fee                             3,465
Amortization of Organization Expenses                   2,156
Insurance Expense                                       1,082
Trustees' Fees and Expenses                               365
Fund Services Fee                                         340
Administration Fee                                        227
                                                   ----------
    Total Expenses                                    163,530
Less: Reimbursement of Expenses                       (54,124)
                                                   ----------
NET EXPENSES                                                       109,406
                                                                ----------
NET INVESTMENT INCOME                                              246,970
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           1,641,490
  Futures Contracts                                   249,011
  Foreign Currency Contracts and Transactions         (84,870)
                                                   ----------
    Net Realized Gain                                            1,805,631
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                       1,611,691
  Futures Contracts                                    56,434
  Foreign Currency Contracts and Translations         (35,828)
                                                   ----------
    Net Change in Unrealized Appreciation                        1,632,297
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $3,684,898
                                                                ----------
                                                                ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                     JUNE 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    DECEMBER 31, 1997
                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    246,970   $      8,744,873
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions         1,805,631        213,363,881
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations         1,632,297       (110,222,023)
                                                   ------------   -----------------
    Net Increase in Net Assets Resulting from
      Operations                                      3,684,898        111,886,731
                                                   ------------   -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        27,917,599        230,293,076
Withdrawals                                          (7,930,618)    (1,017,256,734)
                                                   ------------   -----------------
    Net Increase (Decrease) from Investors'
      Transactions                                   19,986,981       (786,963,658)
                                                   ------------   -----------------
    Total Increase (Decrease) in Net Assets          23,671,879       (675,076,927)
NET ASSETS
Beginning of Period                                  14,992,221        690,069,148
                                                   ------------   -----------------
End of Period                                      $ 38,664,100   $     14,992,221
                                                   ------------   -----------------
                                                   ------------   -----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                        FOR THE
                                                                      FISCAL YEAR
                                                                         ENDED        FOR THE PERIOD
                                                       FOR THE         DECEMBER       MARCH 28, 1995
                                                   SIX MONTHS ENDED       31,        (COMMENCEMENT OF
                                                    JUNE 30, 1998     -----------   OPERATIONS) THROUGH
                                                     (UNAUDITED)      1997   1996    DECEMBER 31, 1995
                                                   ----------------   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.92%(a) 0.88% 0.84%                0.90%(a)
  Net Investment Income                                       2.08%(a) 1.47% 1.65%                1.67%(a)
  Expenses without Reimbursement                              1.38%(a) 0.89%  --                    --
Portfolio Turnover                                              43%(b)  65%   57%                   36%(b)

------------------------
(a) Annualized.

(b) Not Annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $33,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the portfolio. The portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   e) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency translations. At June 30, 1998, the portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
                                                      VALUE        6/30/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
PURCHASE CONTRACTS
British Pound 684,307, expiring 8/25/98..........  $ 1,139,781   $ 1,138,292   $      (1,489)
British Pound 95,454, expiring 8/25/98...........      155,165       158,780           3,615
British Pound 236,890 for German Mark 682,146,
 expiring 8/25/98................................      387,930       394,048           6,118

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
                                                      VALUE        6/30/98     (DEPRECIATION)
                                                   -----------   -----------   --------------
British Pound 46,742 for Swiss Franc 113,911,
 expiring 8/25/98................................  $    76,251   $    77,752   $       1,501
Danish Krone 729,389, expiring 8/25/98...........      107,587       106,309          (1,278)
German Mark 4,059,355, expiring 8/25/98..........    2,285,673     2,256,402         (29,271)
German Mark 3,131,636, expiring 8/25/98..........    1,749,029     1,740,727          (8,302)
German Mark 1,450,533, expiring 8/25/98..........      820,683       806,282         (14,401)
German Mark 487,170, expiring 8/25/98............      274,135       270,795          (3,340)
German Mark 439,572, expiring 8/25/98............      248,281       244,337          (3,944)
German Mark 325,007, expiring 8/25/98............      182,925       180,656          (2,269)
Norwegian Krone 1,589,119 for German Mark
 377,062, expiring 8/25/98.......................      213,090       207,353          (5,737)
Norwegian Krone 533,441 for German Mark 125,687,
 expiring 8/25/98................................       70,820        69,605          (1,215)
Swedish Krona 326,348, expiring 8/25/98..........       42,136        41,013          (1,123)

                                                   SETTLEMENT
                                                     VALUE
                                                   ----------
SALES CONTRACTS
Belgian Franc 3,792,695, expiring 8/25/98........  $  103,909   $  102,244   $  1,665
British Pound 896,578, expiring 8/25/98..........   1,488,320    1,491,389     (3,069)
British Pound 252,048, expiring 8/25/98..........     408,444      419,262    (10,818)
British Pound 107,839, expiring 8/25/98..........     175,681      179,382     (3,701)
German Mark 682,146 for British Pound 236,890,
 expiring 8/25/98................................     387,930      379,173      8,757
German Mark 377,062 for Norwegian Krone
 1,589,119, expiring 8/25/98.....................     213,090      209,591      3,499
German Mark 125,687 for Norwegian Krone 533,441,
 expiring 8/25/98................................      70,820       69,864        956
Italian Lira 540,000,000, expiring 8/25/98.......     307,510      304,055      3,455
Italian Lira 366,329,364, expiring 8/25/98.......     206,687      206,267        420
Italian Lira 292,219,845, expiring 8/25/98.......     164,076      164,539       (463)
Netherlands Guilder 751,378, expiring 8/25/98....     368,581      370,613     (2,032)
Netherlands Guilder 190,000, expiring 8/25/98....      93,458       93,716       (258)
Netherlands Guilder 183,810, expiring 8/25/98....      91,896       90,663      1,233
Netherlands Guilder 140,000, expiring 8/25/98....      69,857       69,054        803
Portuguese Escudo 40,000,000, expiring 8/25/98...     222,099      217,008      5,091
Portuguese Escudo 29,898,481, expiring 8/25/98...     162,580      162,205        375
Portuguese Escudo 13,000,000, expiring 8/25/98...      71,444       70,527        917
Spanish Peseta 22,596,065, expiring 8/25/98......     149,643      147,887      1,756

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------

                                                                U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT    VALUE AT     APPRECIATION/
                                                     VALUE        6/30/98     (DEPRECIATION)
                                                   ----------   -----------   --------------
Swedish Krona 1,137,165, expiring 8/25/98........  $  147,111   $   142,909   $       4,202
Swedish Krona 950,000, expiring 8/25/98..........     119,302       119,388             (86)
Swiss Franc 532,843, expiring 8/25/98............     362,410       353,231           9,179
Swiss Franc 216,391, expiring 8/25/98............     146,945       143,450           3,495
Swiss Franc 113,911 for British Pound 46,742,
 expiring 8/25/98................................      76,251        75,514             737
                                                                              --------------
Net Unrealized Depreciation on Forward Foreign
 Currency Contracts..............................                             $     (35,022)
                                                                              --------------
                                                                              --------------

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "'variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At June 30, 1998, the portfolio had open futures contracts as follows:

      SUMMARY OF OPEN CONTRACTS AT JUNE 30, 1998

                                                                    NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    APPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
DAX Index, expiring September 1998...............              4    $      20,515    $     1,281,389
CAC 40 Index, expiring July 1998.................              8            9,108          1,107,570
IBEX Plus Index, expiring July 1998..............             17           23,454          1,094,408
                                                   --------------   --------------   ----------------
Totals...........................................             29    $      53,077    $     3,483,367
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                                     NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    APPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
FTSE 100 Index, expiring September 1998..........               7    $       3,357    $       691,426
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   h) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.65% of the portfolio's average daily net assets. For the six months ended June 30, 1998, such fees amounted to $77,150.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended June 30, 1998, the fee for these services amounted to $227.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended June 30, 1998, the fee for these services amounted to $3,465.

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through April 30, 1999. For the six months ended June 30, 1998, Morgan has agreed to reimburse the portfolio $54,124 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $340 for the six months ended June 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
      Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $70.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended June 30, 1998 were as follows:

COST OF              PROCEEDS
  PURCHASES         FROM SALES
-----------------   ----------
$26,087,398.......  $9,632,620

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     CALIFORNIA MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.



J.P. Morgan
European Equity Fund



SEMI-ANNUAL REPORT
JUNE 30, 1998



F232SA-986
JP232SEMI0898